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                                                                  EXHIBIT 10.6.3


                       TAX SHARING AGREEMENT---NEW MEMBER


         Reference is made to the Tax Sharing Agreement (the "Agreement") entered in as of September 19, 1995, as amended and restated as of June 1, 1997, by and between Arch Capital Group (U.S.) Inc., a Delaware corporation, formerly known as Risk Capital Holdings, Inc. ("Parent"), Arch Reinsurance Company, a Nebraska corporation, and each other Subsidiary. Unless otherwise indicated, all capitalized terms used herein will have the meanings set forth in the Agreement.

         WHEREAS, Section 10 of the Agreement provides that any new subsidiary that qualifies under the Agreement as a Subsidiary will become a party to this Agreement, upon signing this Agreement, without the express written consent of the other parties, for all purposes of this Agreement with respect to taxable periods ending after such Subsidiary was added to the Parent Group;

         NOW, THEREFORE, pursuant to Section 10 of the Agreement, the undersigned Subsidiary shall hereby become a party to the Agreement as of December 4, 2000.

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the 4th day of December, 2000.

                                    HALES & COMPANY INC.


                                    By:     /S/ VINCENT H. TRAPANI
                                           ------------------------------------
                                             Name: Vincent H. Trapani
                                             Title:   Managing Director